SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  November 22, 2004 (November 22, 2004)

SEITEL, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation)

                    0-14488                                                                                                             76-0025431

           (Commission File Number)                                                                                          (IRS Employer

                                                                                                                                             Identification No.)

10811 S. Westview Circle, Building C, Suite 100, Houston, Texas 77043

(Address of Registrant's principal executive offices)

Registrant's telephone number, including area code   (713) 881-8900

Not Applicable

(Former name or former address, if changed since last report)

Section 2 - Financial Information

Item 2.02.        Results of Operations and Financial Condition

            Seitel, Inc. (the "Company") hereby incorporates by reference into this Item 2.02 the press release issued by the Company on November 22, 2004 with respect to its third quarter 2004 financial results.  The press release is furnished as Exhibit 99.1.  The information contained in this Item 2.02 is being furnished pursuant to General Instruction B (2) of Form 8-K and shall not be deemed to be filed.

Section 9 - Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits

            (a)        Financial Statements of Businesses Acquired.

                        None.

            (b)        Pro Forma Financial Information.

                        None.

            (c)        Exhibits.

                        99.1     Press Release dated November 22, 2004.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2004                                                                          SEITEL, INC.

                                                                                                                  By:  /s/ Robert D. Monson

                                                                                                                       Robert D. Monson

                                                                                                                       Chief Financial Officer and Secretary